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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 28, 1997, which appears on page 30 of the 1997 Annual Report to Stockholders of KLA-Tencor, which is incorporated by reference in KLA-Tencor's Annual Report on Form 10-K for the year ended June 30, 1997.


PRICE WATERHOUSE LLP

San Jose, California
January 30, 1998